Exhibit 99.1

News release

---------------AT THE COMPANY---------------

Dick Gauthier

VP of Investor Relations

(616) 365-1555

FOR IMMEDIATE RELEASE

Tuesday, August 27, 2024

CEO Matthew Missad to move to Executive Chairman role at UFP Industries; William “Will” Schwartz named CEO; CFO Mike Cole to add new role, President of Corporate Services

GRAND RAPIDS, Mich. – Tuesday, August 27, 2024 – After more than 13 years of transformational leadership and as part of a planned succession strategy, UFP Industries Chairman and CEO Matthew J. Missad announced he will take on a new role to prepare the next generation of leadership and usher in a new era of growth for the company. On December 29, 2024, the start of the new fiscal year, Missad will become executive chairman and William “Will” Schwartz, current president of the company’s retail business unit, will become the Chief Executive Officer. Chief Financial Officer Michael Cole will add the title of President of Corporate Services to his current duties to further strengthen the management team.

“Throughout his impressive career at UFP, Will has been hungry to take on new roles and responsibilities, and he has succeeded at every turn,” Missad said. “He has earned a reputation as an effective, creative leader who makes the businesses and people he manages better. He is the right person to lead us into the next decade and beyond. I’m excited for him, for the people of UFP, and for our customers, vendors and shareholders.”

For the remainder of 2024, Missad will work closely with Schwartz on the transition and on filling newly created vacancies that result from the promotion. Missad has agreed to remain executive chairman through 2026 to assist Schwartz in his role as CEO and provide support where needed. He also will assist with shareholder relations while continuing to nurture longtime customer and vendor relationships.

“It’s an exciting time to be at UFP because of the opportunities these changes create for our teammates,” Missad said. “Our succession planning process has created an excellent group of leaders, and I am confident that this new team of experienced executives will achieve even greater success.”

Missad has been CEO since July 2011. Under his leadership the company has made significant changes and improvements, including the creation of a new operating structure based on market segments rather than geography. This change has generated better alignment with customers, quicker decision making and greater focus. Missad also placed a greater emphasis on innovation and new products that increased the company’s percentage of value-added products while dramatically expanding the company’s profit margins. Since his appointment as CEO, the company’s stock price increased more than 1500% and revenues have grown from $1.8 billion in 2011 to $7.2 billion in 2023.

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“I have had the great honor of spending my entire career at UFP, working with some of the best people in the industry,” Missad said. “My goals are to make sure that the company remains on a path of growth, maintains a culture of respect and opportunity, and that all of us as shareholders see our investment continue to grow. With Will at the helm, with the next generation of skilled leaders, and with the best workforce in the business, I am confident all of that will happen.”

Schwartz joined UFP in 1998 as a sales trainee and took roles of increasing responsibility over the years including account manager, sales manager, regional sales director and executive vice president. In 2023, he was named president of UFP Retail Solutions, our largest business segment. UFP Retail Solutions specializes in yard and home products, including brands such as ProWood pressure-treated lumber, Deckorators decking and accessories, and UFP-Edge siding, pattern and trim.

Schwartz has a history of successfully taking on new challenges. When he was asked to oversee the company’s transportation and purchasing operations, he improved their effectiveness and enhanced efficiencies. He led a significant restructuring of UFP Retail Solutions, enhancing its offerings, growing its reach to consumers by bolstering its marketing and sales functions, and has grown the company’s brand names in the marketplace.

“I’m honored and humbled by this opportunity, and I’m eager to work with teammates known for their drive, determination, and innovation to maintain and grow success at UFP Industries,” Will said. “I’m grateful to Matt for taking on a role that will help guide the team and create a strong, seamless transition, to Mike for the new role he is taking on to further strengthen the team, and to both of them and the board for the trust they are placing in me and the leadership team to take UFP to new levels of value creation. We’re ready and excited for the opportunity.”

“Will epitomizes a leader who is dedicated to making our company better every day and to maintaining the strong culture that fosters continuous improvement,” Missad added. “His energy and ability to think critically and the respect he has earned in the company and the industry make him the best person to lead us. Under his leadership, UFP will continue to drive shareholder value and create more opportunities for growth and success.”

UFP Industries, Inc.

UFP Industries, Inc. is a holding company whose operating subsidiaries – UFP Packaging, UFP Construction and UFP Retail Solutions – manufacture, distribute and sell a wide variety of value-added products used in residential and commercial construction, packaging and other industrial applications worldwide. Founded in 1955, the company is headquartered in Grand Rapids, Mich., with affiliates in North America, Europe, Asia and Australia. UFP Industries is ranked #493 on the Fortune 500 and #128 on Industry Week’s list of America’s Largest Manufacturers. For more about UFP Industries, go to www.ufpi.com.

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended, that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the markets we serve, the economy and the Company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” “likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. The Company does not undertake to update forward-looking statements to reflect facts, circumstances, events, or assumptions that occur after the date the forward-looking statements are made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially from forward-looking statements are the following: fluctuations in the price of lumber; adverse or unusual weather conditions; adverse economic conditions in the markets we serve; government regulations, particularly involving environmental and safety regulations; and our ability to make successful business acquisitions. Certain of these risk factors as well as other risk factors and additional information are included in the Company's reports on Form 10-K and 10-Q on file with the Securities and Exchange Commission.

Non-GAAP Financial Information

This release includes certain financial information not prepared in accordance with U.S. GAAP. Because not all companies calculate non-GAAP financial information identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies. Management uses Adjusted EBITDA, a non-GAAP financial measure, in order to evaluate historical and ongoing operations. Management believes that this non-GAAP financial measure is useful in order to enable investors to perform meaningful comparisons of historical and current performance. Adjusted EBITDA is intended to supplement and should be read together with the financial results. Adjusted EBITDA should not be considered an alternative or substitute for, and should not be considered superior to, the reported financial results. Accordingly, users of this financial information should not place undue reliance on the non-GAAP financial measure.

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